Exhibit 10.5

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARS Pharmaceuticals Operations, Inc.

11682 El Camino Real, Suite 300 San Diego, CA 92130

To:

ALK-Abelló, Inc.

135 Route 202/206 Suite #16 Bedminster, New Jersey 07921 Attention: President

Re: Side Letter to Co-Promotion Agreement, dated as of May 2, 2025, as amended October 23, 2025, and March 3, 2026 (as amended, the “Agreement”), by and between ARS Pharmaceuticals Operations, Inc. (“ARS”) and ALK-Abelló, Inc. (“ALK”).

Dear ALK:

This letter agreement (the “Side Letter”) is entered into as of August 31, 2026 (the “Side Letter Effective Date”), by and between ARS and ALK (together, the “Parties”) in connection with the Agreement. Capitalized terms used but not otherwise defined herein shall have the respective meanings given in the Agreement.

WHEREAS, the Parties desire to provide ARS with [***], with an adjusted Base Fee applicable for [***]; and

WHEREAS, [***].

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, the Parties agree as follows:

(1)
The undersigned agree that notwithstanding anything to the contrary in the Agreement, during the period commencing on [***], then ARS shall remain obligated to pay ALK all Base Fees [***], in accordance with the terms of the Agreement. However, a Fixed Fee of [***] per Quarter shall apply, pending [***], for any Base Fees [***], in lieu of the Base Fees stated in Section 6.1 of the Agreement. Following execution of the Amendment [***].

(2)
[***].

Except for the consent set forth above, the existing terms and conditions of the Agreement shall continue to have full force and effect.

The governing law and dispute resolution provisions set forth in Sections 12.1 and 12.2, respectively, of the Agreement shall apply to this Letter Agreement, mutatis mutandis.

Sincerely,

/s/ Justin Chakma

Justin Chakma

Chief Business Officer

ARS Pharmaceuticals Operations, Inc.

Agreed for and on behalf of ALK-Abelló, Inc.:

By: /s/ Claus Steensen Sølje

Name: Claus Steensen Sølje

Title: CFO

By: /s/ Edward Jordan

Name: Edward Jordan

Title: EVP NA Commercial Operations